EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	December 31,		INCREASE
	2021	2020	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$7,308	$6,770	7.95%
Return on Average Assets (Annualized)	1.25%	1.17%	6.84%
Return on Average Equity (Annualized)	9.73%	9.11%	6.81%

	AS OF OR FOR THE
	YEARS ENDED		%
	December 31,		INCREASE
	2021	2020	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$30,554	$19,222	58.95%
Return on Average Assets (Annualized)	1.32%	0.96%	37.50%
Return on Average Equity (Annualized)	10.14%	7.03%	44.24%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,327,648	$2,239,100	3.95%
Available-for-Sale Debt Securities	517,679	349,332	48.19%
Loans, Net	1,551,312	1,632,824	(4.99)%
Allowance for Loan Losses	13,537	11,385	18.90%
Deposits	1,925,060	1,820,469	5.75%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$334,741	$278,857	20.04%
Trust Assets Under Management	1,232,919	1,103,228	11.76%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.92	$1.30	47.69%
Net Income - Diluted	$1.92	$1.30	47.69%
Dividends	$1.11	$1.08	2.78%
Common Book Value	$19.13	$18.84	1.54%
Tangible Common Book Value (a)	$15.58	$15.30	1.83%
Market Value (Last Trade)	$26.12	$19.84	31.65%
Market Value / Common Book Value	136.54%	105.31%	29.66%
Market Value / Tangible Common Book Value	167.65%	129.67%	29.29%
Price Earnings Multiple (Annualized)	13.60	15.26	(10.88)%
Dividend Yield (Annualized)	4.25%	5.44%	(21.88)%
Common Shares Outstanding, End of Period	15,759,090	15,911,984	(0.96)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	YEARS ENDED		%
	December 31,		INCREASE
	2021	2020	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	10.81%	11.15%	(3.05)%
Nonperforming Assets / Total Assets	0.94%	1.10%	(14.55)%
Allowance for Loan Losses / Total Loans	0.87%	0.69%	26.09%
Total Risk Based Capital Ratio (b)	18.37%	17.49%	5.03%
Tier 1 Risk Based Capital Ratio (b)	15.36%	15.58%	(1.41)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	15.36%	15.58%	(1.41)%
Leverage Ratio (b)	10.53%	10.34%	1.84%

AVERAGE BALANCES
Average Assets	$2,319,234	$2,009,825	15.39%
Average Equity	$301,226	$273,351	10.20%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$79,074	$68,545	15.36%
Noninterest Income	25,857	24,344	6.22%
Total (1)	$104,931	$92,889	12.96%
Noninterest Expense Excluding Merger Expenses and Loss on Prepayment of Borrowings (2)	$62,472	$55,609	12.34%
Efficiency Ratio = (2)/(1)	59.54%	59.87%	(0.55)%

(a)Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,327,648	$2,239,100
Less: Intangible Assets, Primarily Goodwill	(55,821)	(56,356)
Tangible Assets	$2,271,827	$2,182,744
Total Stockholders' Equity	$301,405	$299,756
Less: Intangible Assets, Primarily Goodwill	(55,821)	(56,356)
Tangible Common Equity (3)	$245,584	$243,400

Common Shares Outstanding, End of Period (4)	15,759,090	15,911,984
Tangible Common Book Value per Share = (3)/(4)	$15.58	$15.30

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. In the calculation above, management excluded merger-related expenses.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2021	2021	2021	2020	2020	2020	2020
Interest income	$21,246	$21,073	$20,428	$21,754	$21,859	$21,751	$16,513	$17,037
Interest expense	1,530	1,614	1,747	1,671	2,104	2,469	2,267	2,755
Net interest income	19,716	19,459	18,681	20,083	19,755	19,282	14,246	14,282
Provision (credit) for loan losses	1,128	1,530	744	259	620	1,941	(176)	1,528
Net interest income after provision (credit) for loan losses	18,588	17,929	17,937	19,824	19,135	17,341	14,422	12,754
Noninterest income	6,416	6,359	6,300	6,782	6,565	6,970	5,528	5,281
Net (losses) gains on securities	(1)	23	2	0	144	25	0	0
Loss on prepayment of borrowings	0	0	0	0	1,636	0	0	0
Merger-related expenses	0	0	0	0	182	6,402	983	141
Other noninterest expenses	16,018	15,346	15,399	15,709	15,775	14,648	12,274	12,912
Income before income tax provision	8,985	8,965	8,840	10,897	8,251	3,286	6,693	4,982
Income tax provision	1,677	1,566	1,780	2,110	1,481	438	1,255	816
Net income	$7,308	$7,399	$7,060	$8,787	$6,770	$2,848	$5,438	$4,166
Net income attributable to common shares	$7,256	$7,336	$6,999	$8,722	$6,727	$2,830	$5,405	$4,146
Basic earnings per common share	$0.46	$0.47	$0.44	$0.55	$0.43	$0.18	$0.39	$0.30
Diluted earnings per common share	$0.46	$0.47	$0.44	$0.55	$0.43	$0.18	$0.39	$0.30

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2021	2021	2021	2021	2020	2020	2020	2020
ASSETS
Cash & Due from Banks	$104,948	$198,995	$208,860	$207,145	$101,857	$174,478	$77,642	$32,678
Available-for-Sale Debt Securities	517,679	437,857	391,881	366,376	349,332	340,545	332,188	342,416
Loans, Net	1,551,312	1,563,008	1,585,481	1,602,926	1,632,824	1,680,617	1,230,387	1,156,143
Bank-Owned Life Insurance	30,670	30,530	30,391	30,247	30,096	29,942	18,843	18,745
Bank Premises and Equipment, Net	20,683	20,526	20,620	20,740	21,526	21,504	18,332	18,023
Intangible Assets	55,821	55,955	56,088	56,222	56,356	56,585	29,511	29,573
Other Assets	46,535	48,025	45,742	49,939	47,109	49,122	38,563	31,867
TOTAL ASSETS	$2,327,648	$2,354,896	$2,339,063	$2,333,595	$2,239,100	$2,352,793	$1,745,466	$1,629,445

LIABILITIES
Deposits	$1,925,060	$1,940,141	$1,916,809	$1,923,925	$1,820,469	$1,871,514	$1,381,178	$1,249,912
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	29,845	40,555	46,450	60,230	74,630	143,657	87,308	110,551
Senior Notes, Net	14,701	14,685	14,670	0	0	0	0	0
Subordinated Debt, Net	33,009	32,988	32,967	16,534	16,553	16,572	6,500	6,500
Other Liabilities	23,628	27,125	24,034	32,850	27,692	24,734	14,689	11,254
TOTAL LIABILITIES	2,026,243	2,055,494	2,034,930	2,033,539	1,939,344	2,056,477	1,489,675	1,378,217

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	296,379	292,997	294,857	293,097	287,961	284,707	244,080	241,754
Accumulated Other Comprehensive Income:
Net Unrealized Gains on Available-for-sale Securities	4,809	6,300	9,167	6,847	11,676	11,376	11,472	9,230
Defined Benefit Plans	217	105	109	112	119	233	239	244
TOTAL STOCKHOLDERS' EQUITY	301,405	299,402	304,133	300,056	299,756	296,316	255,791	251,228
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,327,648	$2,354,896	$2,339,063	$2,333,595	$2,239,100	$2,352,793	$1,745,466	$1,629,445

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	December 31, 2021		September 30, 2021		December 31, 2020
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$25,058	$24,912	$25,088	$25,068	$12,184	$12,182
Obligations of U.S. Government agencies	23,936	24,091	23,935	24,312	25,349	26,344
Bank holding company debt securities	18,000	17,987	0	0	0	0
Obligations of states and political subdivisions:
Tax-exempt	143,427	148,028	135,362	139,244	116,427	122,401
Taxable	72,182	72,765	69,426	70,493	45,230	47,452
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	98,048	98,181	59,920	60,629	36,853	38,176
Residential collateralized mortgage obligations	44,015	44,247	43,811	44,593	56,048	57,467
Commercial mortgage-backed securities	86,926	87,468	72,341	73,518	42,461	45,310
Total Available-for-Sale Debt Securities	$511,592	$517,679	$429,883	$437,857	$334,552	$349,332

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	December 31,	September 30,	December 31,
	2021	2021	2020
Commercial:
Commercial loans secured by real estate	$569,840	$553,389	$531,810
Commercial and industrial	159,073	152,244	159,577
Paycheck Protection Program - 1st Draw	1,356	5,747	132,269
Paycheck Protection Program - 2nd Draw	25,508	56,981	0
Political subdivisions	81,301	73,503	53,221
Commercial construction and land	60,579	53,267	42,874
Loans secured by farmland	11,121	10,812	11,736
Multi-family (5 or more) residential	50,089	52,962	55,811
Agricultural loans	2,351	3,092	3,164
Other commercial loans	17,153	17,312	17,289
Total commercial	978,371	979,309	1,007,751
Residential mortgage:
Residential mortgage loans - first liens	483,629	494,376	532,947
Residential mortgage loans - junior liens	23,314	24,303	27,311
Home equity lines of credit	39,252	38,465	39,301
1-4 Family residential construction	23,151	21,719	20,613
Total residential mortgage	569,346	578,863	620,172
Consumer	17,132	17,536	16,286
Total	1,564,849	1,575,708	1,644,209
Less: allowance for loan losses	(13,537)	(12,700)	(11,385)
Loans, net	$1,551,312	$1,563,008	$1,632,824

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2021	2020
Balance, beginning of period	$12,700	$12,375	$11,385	$9,836
Charge-offs	(297)	(1,220)	(1,575)	(2,465)
Recoveries	6	15	66	101
Net charge-offs	(291)	(1,205)	(1,509)	(2,364)
Provision for loan losses	1,128	1,530	3,661	3,913
Balance, end of period	$13,537	$12,700	$13,537	$11,385

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	December 31,	September 30,	December 31,
	2021	2021	2020
Impaired loans with a valuation allowance	$6,540	$7,225	$8,082
Impaired loans without a valuation allowance	2,636	4,165	2,895
Purchased credit impaired loans	6,558	6,624	6,841
Total impaired loans	$15,734	$18,014	$17,818

Total loans past due 30-89 days and still accruing	$5,106	$2,139	$5,918

Nonperforming assets:
Purchased credit impaired loans	$6,558	$6,624	$6,841
Other nonaccrual loans	12,441	14,717	14,575
Total nonaccrual loans	18,999	21,341	21,416
Total loans past due 90 days or more and still accruing	2,219	1,924	1,975
Total nonperforming loans	21,218	23,265	23,391
Foreclosed assets held for sale (real estate)	684	1,374	1,338
Total nonperforming assets	$21,902	$24,639	$24,729

Loans subject to troubled debt restructurings (TDRs):
Performing	$288	$232	$166
Nonperforming	5,517	5,591	7,285
Total TDRs	$5,805	$5,823	$7,451

Total nonperforming loans as a % of total loans	1.36%	1.48%	1.42%
Total nonperforming assets as a % of assets	0.94%	1.05%	1.10%
Allowance for loan losses as a % of total loans	0.87%	0.81%	0.69%
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (a)	1.08%	1.05%	1.05%
Allowance for loan losses as a % of nonperforming loans	63.80%	54.59%	48.67%

(a) Credit adjustment on purchased non-impaired loans at end of period	$3,335	$3,836	$5,979
Allowance for loan losses	13,537	12,700	11,385
Total credit adjustment on purchased non-impaired loans at end of period and allowance for loan losses (1)	$16,872	$16,536	$17,364
Total loans receivable	$1,564,849	$1,575,708	$1,644,209
Credit adjustment on purchased non-impaired loans at end of period	3,335	3,836	5,979
Total (2)	$1,568,184	$1,579,544	$1,650,188
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (1)/(2)	1.08%	1.05%	1.05%

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2021	2021	2020	2021	2020
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$(373)	$(5)	$1,354	$718	$(1,415)
Market rate adjustment recorded in acquisition	0	0	0	0	2,909
Amortization recognized in interest income	(264)	(368)	(636)	(1,355)	(776)
Adjustments to gross amortized cost of loans at end of period	$(637)	$(373)	$718	$(637)	$718
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(3,836)	$(4,502)	$(7,127)	$(5,979)	$(1,216)
Credit adjustment recorded in acquisition	0	0	0	0	(7,219)
Accretion recognized in interest income	501	666	1,148	2,644	2,456
Adjustments to gross amortized cost of loans at end of period	$(3,335)	$(3,836)	$(5,979)	$(3,335)	$(5,979)

PURCHASED CREDIT IMPAIRED (PCI) LOANS

(In Thousands)
	December 31,	September 30,	December 31,
	2021	2021	2020
Outstanding balance	$9,802	$10,064	$10,316
Carrying amount	6,558	6,624	6,841

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2021	2021	2020	2021	2020
INTEREST INCOME
Interest-bearing due from banks	$88	$106	$60	$318	$251
Available-for-sale debt securities:
Taxable	1,510	1,304	1,083	5,114	5,534
Tax-exempt	890	842	795	3,357	2,669
Total available-for-sale debt securities	2,400	2,146	1,878	8,471	8,203
Loans receivable:
Taxable	16,810	16,890	18,144	68,019	64,460
Paycheck Protection Program -1st Draw	187	618	1,495	3,476	2,924
Paycheck Protection Program - 2nd Draw	1,457	1,021	0	3,054	0
Tax-exempt	593	568	529	2,232	2,222
Total loans receivable	19,047	19,097	20,168	76,781	69,606
Other earning assets	13	16	19	66	80
Total Interest Income	21,548	21,365	22,125	85,636	78,140

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	211	230	232	897	948
Money market	261	269	309	1,156	1,172
Savings	61	58	55	231	230
Time deposits	447	506	909	2,254	4,881
Total interest-bearing deposits	980	1,063	1,505	4,538	7,231
Borrowed funds:
Short-term	1	0	32	23	367
Long-term - FHLB advances	69	87	321	399	1,291
Senior notes, net	118	118	0	293	0
Subordinated debt, net	362	346	246	1,309	706
Total borrowed funds	550	551	599	2,024	2,364
Total Interest Expense	1,530	1,614	2,104	6,562	9,595

Net Interest Income	$20,018	$19,751	$20,021	$79,074	$68,545

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2021	Return/	9/30/2021	Return/	12/31/2020	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$152,950	0.23%	$195,359	0.22%	$116,475	0.20%
Available-for-sale debt securities, at amortized cost:
Taxable	325,682	1.84%	263,682	1.96%	217,321	1.98%
Tax-exempt	140,776	2.51%	127,466	2.62%	113,888	2.78%
Total available-for-sale debt securities	466,458	2.04%	391,148	2.18%	331,209	2.26%
Loans receivable:
Taxable	1,431,174	4.66%	1,426,503	4.70%	1,454,733	4.96%
Paycheck Protection Program - 1st Draw	2,702	27.46%	19,625	12.49%	152,504	3.90%
Paycheck Protection Program - 2nd Draw	37,320	15.49%	68,108	5.95%	0	0.00%
Tax-exempt	83,197	2.83%	77,621	2.90%	62,309	3.38%
Total loans receivable	1,554,393	4.86%	1,591,857	4.76%	1,669,546	4.81%
Other earning assets	1,953	2.64%	2,355	2.70%	2,390	3.16%
Total Earning Assets	2,175,754	3.93%	2,180,719	3.89%	2,119,620	4.15%
Cash	22,850		24,436		31,312
Unrealized gain on securities	7,249		12,411		13,875
Allowance for loan losses	(12,980)		(12,688)		(11,107)
Bank-owned life insurance	30,587		30,445		30,002
Bank premises and equipment	20,678		20,620		21,539
Intangible assets	55,887		56,021		56,863
Other assets	45,035		43,947		45,491
Total Assets	$2,345,060		$2,355,911		$2,307,595

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$428,154	0.20%	$423,371	0.22%	$371,425	0.25%
Money market	446,930	0.23%	446,385	0.24%	389,993	0.32%
Savings	241,352	0.10%	231,093	0.10%	202,679	0.11%
Time deposits	292,973	0.61%	312,979	0.64%	416,281	0.87%
Total interest-bearing deposits	1,409,409	0.28%	1,413,828	0.30%	1,380,378	0.43%
Borrowed funds:
Short-term	2,177	0.18%	2,185	0.00%	27,422	0.46%
Long-term - FHLB advances	35,608	0.77%	41,083	0.84%	93,835	1.36%
Senior notes, net	14,690	3.19%	14,674	3.19%	0	0.00%
Subordinated debt, net	32,918	4.36%	32,978	4.16%	16,562	5.91%
Total borrowed funds	85,393	2.56%	90,920	2.40%	137,819	1.73%
Total Interest-bearing Liabilities	1,494,802	0.41%	1,504,748	0.43%	1,518,197	0.55%
Demand deposits	523,817		522,930		465,252
Other liabilities	25,951		25,386		26,746
Total Liabilities	2,044,570		2,053,064		2,010,195
Stockholders' equity, excluding accumulated other comprehensive income	294,659		292,936		286,209
Accumulated other comprehensive income	5,831		9,911		11,191
Total Stockholders' Equity	300,490		302,847		297,400
Total Liabilities and Stockholders' Equity	$2,345,060		$2,355,911		$2,307,595
Interest Rate Spread		3.52%		3.46%		3.60%
Net Interest Income/Earning Assets		3.65%		3.59%		3.76%

Total Deposits (Interest-bearing and Demand)	$1,933,226		$1,936,758		$1,845,630

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2021	Return/	12/31/2020	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$156,152	0.20%	$80,587	0.31%
Available-for-sale debt securities, at amortized cost:
Taxable	262,880	1.95%	238,407	2.32%
Tax-exempt	127,283	2.64%	90,038	2.96%
Total available-for-sale debt securities	390,163	2.17%	328,445	2.50%
Loans receivable:
Taxable	1,426,150	4.77%	1,285,383	5.01%
Paycheck Protection Program - 1st Draw	44,735	7.77%	98,466	2.97%
Paycheck Protection Program - 2nd Draw	52,917	5.77%	0	0.00%
Tax-exempt	72,954	3.06%	61,249	3.63%
Total loans receivable	1,596,756	4.81%	1,445,098	4.82%
Other earning assets	2,404	2.75%	2,357	3.39%
Total Earning Assets	2,145,475	3.99%	1,856,487	4.21%
Cash	24,132		25,439
Unrealized gain on securities	10,676		12,487
Allowance for loan losses	(12,354)		(11,018)
Bank-owned life insurance	30,373		24,415
Bank premises and equipment	20,814		19,826
Intangible assets	56,086		43,330
Other assets	44,032		38,859
Total Assets	$2,319,234		$2,009,825

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$399,130	0.22%	$310,782	0.31%
Money market	433,508	0.27%	298,736	0.39%
Savings	228,411	0.10%	189,316	0.12%
Time deposits	327,816	0.69%	397,974	1.23%
Total interest-bearing deposits	1,388,865	0.33%	1,196,808	0.60%
Borrowed funds:
Short-term	6,269	0.37%	34,212	1.07%
Long-term - FHLB advances	44,026	0.91%	83,500	1.55%
Senior notes, net	9,129	3.21%	0	0.00%
Subordinated debt, net	27,399	4.78%	11,553	6.11%
Total borrowed funds	86,823	2.33%	129,265	1.83%
Total Interest-bearing Liabilities	1,475,688	0.44%	1,326,073	0.72%
Demand deposits	516,535		389,601
Other liabilities	25,785		20,800
Total Liabilities	2,018,008		1,736,474
Stockholders' equity, excluding accumulated other comprehensive income	292,683		263,253
Accumulated other comprehensive income	8,543		10,098
Total Stockholders' Equity	301,226		273,351
Total Liabilities and Stockholders' Equity	$2,319,234		$2,009,825
Interest Rate Spread		3.55%		3.49%
Net Interest Income/Earning Assets		3.69%		3.69%

Total Deposits (Interest-bearing and Demand)	$1,905,400		$1,586,409

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2021	2021	2020	2021	2020
Trust revenue	$1,980	$1,821	$1,682	$7,234	$6,321
Brokerage and insurance revenue	468	560	365	1,860	1,486
Service charges on deposit accounts	1,296	1,249	1,105	4,633	4,231
Interchange revenue from debit card transactions	1,001	975	817	3,855	3,094
Net gains from sales of loans	642	797	1,472	3,428	5,403
Loan servicing fees, net	147	153	198	694	(61)
Increase in cash surrender value of life insurance	139	139	154	573	515
Other noninterest income	743	665	772	3,580	3,355
Total noninterest income, excluding realized gains on securities, net	$6,416	$6,359	$6,565	$25,857	$24,344

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2021	2021	2020	2021	2020
Salaries and employee benefits	$9,782	$9,427	$9,998	$37,603	$33,062
Net occupancy and equipment expense	1,244	1,217	1,194	4,984	4,461
Data processing and telecommunications expenses	1,561	1,475	1,357	5,903	5,316
Automated teller machine and interchange expense	384	357	319	1,433	1,231
Pennsylvania shares tax	488	482	422	1,951	1,689
Professional fees	560	538	427	2,243	1,692
Other noninterest expense	1,999	1,850	2,058	8,355	8,158
Total noninterest expense, excluding merger-related expenses and loss on prepayment of borrowings	16,018	15,346	15,775	62,472	55,609
Merger-related expenses	0	0	182	0	7,708
Loss on prepayment of borrowings	0	0	1,636	0	1,636
Total noninterest expense	$16,018	$15,346	$17,593	$62,472	$64,953